                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934





Date of Report (Date of earliest event reported)  DECEMBER 20, 2000
                                                  -------------------


                       CELEBRITY ENTERTAINMENT GROUP, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            WYOMING                    0-28829                  65 0970516
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission File           (IRS Employer
      or incorporation)                 Number)             Identification No.)


                 5120 WOODWAY, SUITE 9029, HOUSTON, TEXAS 77056
--------------------------------------------------------------------------------
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code     (713) 960-9100
                                                   -----------------------

                 18870 STILL LAKE DRIVE, JUPITER, FLORIDA 33458
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEMS 1. & 2.  CHANGE IN CONTROL OF REGISTRANT AND ACQUISITION OR DISPOSITION OF
               ASSETS

         On December 18, 2000, Celebrity Entertainment Group, Inc. ("Celebrity"), and its wholly-owned subsidiary, Sharp Florida Acquisition
Corp., entered into an Agreement and Plan of Merger and Reorganization ("Agreement") with Sharp Technology, Inc. ("Sharp"). Pursuant to the Agreement, the Company acquired all of the issued and outstanding shares of Sharp and Sharp has become a wholly-owned subsidiary of Celebrity. As consideration for the shares of Sharp, Celebrity issued an aggregate of 6,518,248 shares of Celebrity's common stock to the former Sharp stockholders. Following the transaction, Sharp's former stockholders own approximately 71% of Celebrity's issued and outstanding shares. The exchange of the consideration involved resulted from arms-length bargaining, and there was no previous relationship between Celebrity and Sharp and/or its stockholders.

         At the closing of the transaction, George Sharp, Gilbert Gertner and Sylvan Scheffler were added to the Board of Directors of Celebrity and Alan Pavsner will continue as a director. The following persons from Sharp were elected to the following offices of Celebrity:

         George Sharp - President, Secretary and Chief Executive Officer Robert Wesolek - Treasurer and Chief Financial Officer; and
         Lou Schwartz - Vice President

         Mr. Pavsner resigned in all other executive capacities with Celebrity, but his affiliated company, Marine Way, Inc. entered into a consulting agreement and will receive a consulting fee in the amount of $10,000 per month during the term of the consulting agreement.

         Sharp Technology, Inc. specializes in developing Internet security, content management and e-commerce software products. The Company creates products that are easy-to-use and are targeted at areas in which demand will grow as the Internet expands. Sharp's business strategy focuses on establishing B2B (Business to Business) and B2B2C (Business to Business to Consumer) collaborative relationships with certain of the nation's largest corporations. In addition to its Houston headquarters, Sharp Technology, Inc., has offices in Phoenix, Arizona and Washington, D.C.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS:

         (a)      Financial Statements:

                  Financial Statements of Sharp Technology, Inc. for the period specified by Rule 3-05(b) of Regulation S-X will be filed by Amendment no later than March 5, 2001, which date is 75 days after the effective date of the merger transaction.

         (b) Pro Forma Financial Information required pursuant to Article 11 of Regulation S-X will be filed by Amendment no later than March 5 2001, which date is 75 days after the effective date of the merger transaction.

         (c)      Exhibits:

                  2.1 Agreement and Plan of Merger and Reorganization between Celebrity Entertainment Group, Inc., Sharp Florida Acquisition Corp. and Sharp Technology, Inc., dated December 18, 2000.

                  3.1(d)   Articles of Merger filed with State of Florida.

                  10.1 Consulting Agreement between Celebrity Entertainment Group, Inc. and Marine Way, Inc. dated December 18, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CELEBRITY ENTERTAINMENT GROUP, INC.


                                             By: /s/ George Sharp
                                                --------------------------
                                                George Sharp, President

DATED: December 29, 2000